High Income Securities Fund N-CSRS

Exhibit 99.(c)

High Income Securities Fund, Inc.
September 30, 2025

19a-1 Notice

As previously announced, High Income Securities Fund, Inc. (NYSE: PCF) (the “Fund”) intends to make monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The distributions for 2025 are based on the net asset value of $7.11 of the Fund’s common shares as of the last business day of 2024.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, realized capital gains, capital gains distributions from portfolio companies, and return of capital, but the character of the Fund’s distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the September 30, 2025, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	September 2025		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0000	0.00%	$0.0000	0.00%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0593	100.00%	$0.0593	100.00%
Return of Capital	$0.0000	0.00%	$0.0000	0.00%
Total Distribution	$0.0593	100.00%	$0.0593	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on August 31, 2025[2]	6.56%
Current Annualized Distribution Rate (current fiscal year)[3]	10.20%
Current Fiscal Year Cumulative Total Return[4]	9.23%
Cumulative Distribution Rate (current fiscal year)[5]	10.20%

1 The Fund’s current fiscal year began on September 1, 2024.

2 Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3 The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of December 31, 2024, annualized as a percentage of the Fund’s NAV at the same date.

4 Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from September 1, 2024, through August 31, 2025, including distributions paid and assuming reinvestment of those distributions.

5 Cumulative Distribution Rate for the Fund’s current fiscal period (September 1, 2024, through August 31, 2025) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2024.

High Income Securities Fund, Inc.

September 30, 2025

19a-1 Notice

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes may be materially different from the estimates and will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

High Income Securities Fund, Inc.

October 31, 2025

19a-1 Notice

As previously announced, High Income Securities Fund, Inc. (NYSE: PCF) (the “Fund”) intends to make monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The distributions for 2025 are based on the net asset value of $7.11 of the Fund’s common shares as of the last business day of 2024.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, realized capital gains, capital gains distributions from portfolio companies, and return of capital, but the character of the Fund’s distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the October 31, 2025, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	October 2025		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0226	38.14%	$0.0542	45.70%
Net Realized Short-Term Capital Gains	$0.0291	49.00%	$0.0485	40.89%
Net Realized Long-Term Capital Gains	$0.0076	12.86%	$0.0159	13.41%
Return of Capital	$0.0000	0.00%	$0.0000	0.00%
Total Distribution	$0.0593	100.00%	$0.1186	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on September 30, 2025[2]	6.43%
Current Annualized Distribution Rate (current fiscal year)[3]	10.12%
Current Fiscal Year Cumulative Total Return[4]	-0.01%
Cumulative Distribution Rate (current fiscal year)[5]	0.84%

1 The Fund’s current fiscal year began on September 1, 2025.

2 Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3 The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of December 31, 2024, annualized as a percentage of the Fund’s NAV at the same date.

4 Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from September 1, 2025, through September 30, 2025, including distributions paid and assuming reinvestment of those distributions.

5 Cumulative Distribution Rate for the Fund’s current fiscal period (September 1, 2025, through September 30, 2025) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2024.

High Income Securities Fund, Inc.

October 31, 2025

19a-1 Notice

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes may be materially different from the estimates and will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

High Income Securities Fund, Inc.

November 28, 2025

19a-1 Notice

As previously announced, High Income Securities Fund, Inc. (NYSE: PCF) (the “Fund”) intends to make monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The distributions for 2025 are based on the net asset value of $7.11 of the Fund’s common shares as of the last business day of 2024.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, realized capital gains, capital gains distributions from portfolio companies, and return of capital, but the character of the Fund’s distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the November 28, 2025, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	November 2025		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0274	46.28%	$0.0817	45.89%
Net Realized Short-Term Capital Gains	$0.0117	19.69%	$0.0643	36.16%
Net Realized Long-Term Capital Gains	$0.0171	28.78%	$0.0319	17.95%
Return of Capital	$0.0031	5.25%	$0.0000	0.00%
Total Distribution	$0.0593	100.00%	$0.1779	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on October 31, 2025[2]	7.09%
Current Annualized Distribution Rate (current fiscal year)[3]	10.11%
Current Fiscal Year Cumulative Total Return[4]	0.98%
Cumulative Distribution Rate (current fiscal year)[5]	1.68%

1 The Fund’s current fiscal year began on September 1, 2025.

2 Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3 The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of December 31, 2024, annualized as a percentage of the Fund’s NAV at the same date.

4 Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from September 1, 2025, through October 31, 2025, including distributions paid and assuming reinvestment of those distributions.

5 Cumulative Distribution Rate for the Fund’s current fiscal period (September 1, 2025, through October 31, 2025) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2024.

High Income Securities Fund, Inc.

November 28, 2025

19a-1 Notice

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes may be materially different from the estimates and will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

High Income Securities Fund, Inc.

December 31, 2025

19a-1 Notice

As previously announced, High Income Securities Fund, Inc. (NYSE: PCF) (the “Fund”) intends to make monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The distributions for 2025 are based on the net asset value of $7.11 of the Fund’s common shares as of the last business day of 2024.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, realized capital gains, capital gains distributions from portfolio companies, and return of capital, but the character of the Fund’s distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the December 31, 2025, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	December 2025		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0348	58.65%	$0.1164	49.08%
Net Realized Short-Term Capital Gains	$0.0083	14.04%	$0.0734	30.94%
Net Realized Long-Term Capital Gains	$0.0162	27.31%	$0.0474	19.98%
Return of Capital	$0.0000	0.00%	$0.0000	0.00%
Total Distribution	$0.0593	100.00%	$0.2372	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on November 30, 2025[2]	5.34%
Current Annualized Distribution Rate (current fiscal year)[3]	10.17%
Current Fiscal Year Cumulative Total Return[4]	1.27%
Cumulative Distribution Rate (current fiscal year)[5]	2.54%

1 The Fund’s current fiscal year began on September 1, 2025.

2 Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3 The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of December 31, 2024, annualized as a percentage of the Fund’s NAV at the same date.

4 Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from September 1, 2025, through November 30, 2025, including distributions paid and assuming reinvestment of those distributions.

5 Cumulative Distribution Rate for the Fund’s current fiscal period (September 1, 2025, through November 30, 2025) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2024.

High Income Securities Fund, Inc.

December 31, 2025

19a-1 Notice

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes may be materially different from the estimates and will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

High Income Securities Fund, Inc.

January 30, 2026

19a-1 Notice

As previously announced, High Income Securities Fund, Inc. (NYSE: PCF) (the “Fund”) intends to make monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The distributions for 2026 are based on the net asset value of $6.96 of the Fund’s common shares as of the last business day of 2025.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, realized capital gains, capital gains distributions from portfolio companies, and return of capital, but the character of the Fund’s distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the January 30, 2026, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	January 2026		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0392	67.53%	$0.1556	52.71%
Net Realized Short-Term Capital Gains	$0.0072	12.50%	$0.0901	30.51%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0495	16.78%
Return of Capital	$0.0116	19.97%	$0.0000	0.00%
Total Distribution	$0.0580	100.00%	$0.2952	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on December 31, 2025[2]	4.48%
Current Annualized Distribution Rate (current fiscal year)[3]	10.00%
Current Fiscal Year Cumulative Total Return[4]	1.55%
Cumulative Distribution Rate (current fiscal year)[5]	3.41%

1 The Fund’s current fiscal year began on September 1, 2025.

2 Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3 The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of December 31, 2025, annualized as a percentage of the Fund’s NAV at the same date.

4 Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from September 1, 2025, through December 31, 2025, including distributions paid and assuming reinvestment of those distributions.

5 Cumulative Distribution Rate for the Fund’s current fiscal period (September 1, 2025, through December 31, 2025) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2025.

High Income Securities Fund, Inc.

January 30, 2026
19a-1 Notice

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes may be materially different from the estimates and will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

High Income Securities Fund, Inc.

February 27, 2026
19a-1 Notice

As previously announced, High Income Securities Fund, Inc. (NYSE: PCF) (the “Fund”) intends to make monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The distributions for 2026 are based on the net asset value of $6.96 of the Fund’s common shares as of the last business day of 2025.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, realized capital gains, capital gains distributions from portfolio companies, and return of capital, but the character of the Fund’s distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the February 27, 2026, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	February 2026		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0136	23.46%	$0.1530	43.32%
Net Realized Short-Term Capital Gains	$0.0035	6.02%	$0.1004	28.43%
Net Realized Long-Term Capital Gains	$0.0109	18.85%	$0.0520	14.72%
Return of Capital	$0.0300	51.67%	$0.0478	13.53%
Total Distribution	$0.0580	100.00%	$0.3532	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on January 31, 2026[2]	3.87%
Current Annualized Distribution Rate (current fiscal year)[3]	10.12%
Current Fiscal Year Cumulative Total Return[4]	2.40%
Cumulative Distribution Rate (current fiscal year)[5]	4.24%

1 The Fund’s current fiscal year began on September 1, 2025.

2 Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3 The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of December 31, 2025, annualized as a percentage of the Fund’s NAV at the same date.

4 Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from September 1, 2025, through January 31, 2026, including distributions paid and assuming reinvestment of those distributions.

5 Cumulative Distribution Rate for the Fund’s current fiscal period (September 1, 2025, through January 31, 2026) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2025.

High Income Securities Fund, Inc.

February 27, 2026

19a-1 Notice

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes may be materially different from the estimates and will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.